SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Manor Investment Funds

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Manor Investment Funds

15 Chester Commons

Malvern, PA 19355

Important Proxy Materials

PLEASE CAST YOUR VOTE TODAY

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of Manor Investment Funds (the “Trust”), to be held at 10:00 a.m., Eastern Time on March 28, 2023 at 15 Chester Commons, Malvern PA 19355. Formal notice of the Meeting appears after this letter, followed by the proxy statement. At the Meeting, shareholders of each series of the Trust (the “Shareholders”) will be asked to vote on a proposal to elect the following individuals to the Board of Trustees of the Trust (the “Board” or “Board of Trustees”): Gregory B. Getts, Paul K. Rode and Michael Young.

We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy in the envelope provided or voting by telephone at your earliest convenience.

The Investment Company Act of 1940, as amended (the "1940 Act"), requires that, at all times, a majority of the Trustees have been elected by Shareholders and requires a certain percentage of the Trustees to have been elected by shareholders before the Board can appoint any new Trustees.  To facilitate future compliance with this requirement, the Board now proposes to have Shareholders elect three new Trustees, Gregory B. Getts, Paul K. Rode, and Michael Young (each a “Nominee” and collectively, the “Nominees”) to serve on the Board of Trustees of the Trust.

The Board recommends that you vote “FOR” the election of each Trustee to serve on the Board of Trustees of the Trust.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your vote. It is important that your vote be received no later than March 27, 2023.

You can vote in one of four ways:

o Over the Internet, through the website listed on the proxy card,

o By telephone, using the toll-free number listed on the proxy card,

o By mail, using the enclosed proxy card -- be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

o In person at the shareholder meeting on March 28, 2023.

We encourage you to vote by telephone or online using the control number that appears on the enclosed proxy card. Use of telephone and online voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

The Trust is sensitive to the health and travel concerns the Trust’s Shareholders may have and the protocols that federal, state and local governments may impose.  Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the Meeting may change.  In the event of such a change, the Trust will announce alternative arrangements for the Meeting as promptly as practicable, which may include holding the Meeting by means of remote communication, among other steps, but the Trust may not deliver additional soliciting materials to Shareholders or otherwise amend the Trust’s proxy materials.  The Trust plans to announce these changes, if any, at www.manorfunds.com and encourages you to check this website prior to the Meeting if you plan to attend.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call us at 800-663-4851.

Sincerely,

John R. Giles

Secretary

Manor Investment Funds

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD AT 10:00 A.M., EASTERN TIME, ON MARCH 28, 2023. THE PROXY STATEMENT TO SHAREHOLDERS IS AVAILABLE AT www.manorfunds.com OR BY CALLING 800-663-4851.

Dear Shareholders:

NOTICE IS HEREBY GIVEN BY THE BOARD OF TRUSTEES OF MANOR INVESTMENT FUNDS, an open-end management investment company organized as a Delaware statutory trust (the “Trust”), that a Special Meeting (the “Meeting”) of the shareholders (the “Shareholders”) of Manor Fund, Growth Fund and Bond Fund (each a “Fund” and collectively the “Funds”) will be held at 15 Chester Commons, Malvern PA 19355, at 10:00 a.m., Eastern Time on March 28, 2023. The purpose of the Meeting is to consider and vote on the following matters.

Proposal	Funds Voting	Recommendation of the Board of Trustees

1.

To elect the following individuals to serve on the Board of Trustees of the Trust:

Gregory B. Getts

ALL

FOR

Paul K. Rode

ALL

FOR

Michael Young

ALL

FOR

2.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of each series of the Trust, voting separately, must approve each Trustee.

It is not anticipated that any matter other than the election of Trustees will be brought before the Meeting.

Shareholders of record as of the close of business on February 17, 2023 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A proxy statement and proxy card solicited by the Trust are included herewith.

YOUR VOTE IS IMPORTANT

PLEASE VOTE BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. YOU MAY ALSO EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By order of the Board of Trustees of the Trust,

John R. Giles
Secretary
Dated: February 28, 2023	Manor Investment Funds

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL

You should carefully read the entire text of the Proxy Statement. We have provided you with a brief overview of the Proxy Statement using the questions and answers below.

QUESTIONS AND ANSWERS

Q:  What is happening? Why did I get this package of materials?

A:  You received this package because you are a Shareholder of one or more of the following series of Manor Investment Funds (the “Trust”): Manor Fund, Growth Fund, Bond Fund. The Trust is conducting a special meeting of Shareholders of the Funds (the “Meeting”) scheduled to be held at 15 Chester Commons, Malvern PA 19355 on March 28, 2023.

Q:  What am I being asked to vote on?

A:  You are being asked to elect the following individuals to the Board of Trustees of the Trust: Gregory B. Getts, Paul K. Rode, and Michael Young and the transaction of any other business (none currently contemplated) that may properly come before the Meeting or any adjournment thereof.

Q:  Why am I being asked to elect Trustees?

A:  The Investment Company Act of 1940, as amended (the "1940 Act"), requires that, at all times, a majority of the Trustees have been elected by Shareholders and requires a certain percentage of the Trustees to have been elected by Shareholders before the Board can appoint any new Trustees.  To facilitate future compliance with this requirement, the Board now proposes to have Shareholders elect Gregory B Getts, Paul K. Rode, and Michael Young as new Trustees (the “Nominees”) to serve on the Board of Trustees of the Trust.

Q:  Does the Board recommend that Shareholders vote to approve the election of the Trustees?

A:  Yes. The Board unanimously recommends that the Shareholders of the Funds vote to elect Gregory B. Getts, Paul K. Rode, and Michael Young to serve on the Board of Trustees of the Trust.

Q:  Who is eligible to vote?

A:  Shareholders of record at the close of business on February 17, 2023 are entitled to be present and to vote at the Meeting. Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting.

Q:  How do I ensure that my vote is accurately recorded?

A:  You may attend the Meeting and vote in person or you may vote by telephone or Internet or complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received prior to the Meeting will be voted as specified. If you specify a vote on any proposal, your proxy will be voted as you indicate, and any proposals for which no vote is specified will be voted FOR that proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the proposals, your shares will be voted FOR all proposals.

Q:  May I revoke my proxy?

A:  You may revoke your proxy at any time prior to use by filing with the secretary of the Trust an instrument revoking the proxy prior to the Meeting, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

Q:  What will happen if there are not enough votes to have the Meeting?

A:  It is important that Shareholders vote by telephone or Internet or complete and return signed proxy cards promptly, but no later than March 27, 2023 to ensure there is a quorum for the Meeting. If we do not receive your proxy card(s) in a few weeks, you may be contacted by officers of the Trust, who will remind you to vote your shares. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to elect each Nominee, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q:  What happens if Proposal 1 is not approved?

A:  If the Shareholders do not elect one or more of the Nominees (Gregory B. Getts, Paul K. Rode, or Michael Young), the Board may reconsider whether to adjourn and reconvene the Shareholder Meeting or may consider alternative Board candidates/nominees.

Q:  Who will pay for the proxy solicitation?

A:  Each Series of the Trust is paying a pro-rata portion of this proxy solicitation.

Q:  Whom should I call for additional information about the Proxy Statement?

A: If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call 800-663-4851.

Manor Investment Funds

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on March 28, 2023

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the “Board,” “Board of Trustees,” or “Trustees”) of Manor Investment Funds (the “Trust”) of proxies for use at the Special Meeting of Shareholders (the “Meeting”) of each series of the Trust: Manor Fund, Growth Fund, and Bond Fund (each a “Fund” and together, the “Funds”). The principal address of the Trust is 15 Chester Commons, Malvern, PA, 19355. This proxy statement and form of proxy are being first mailed to Shareholders on or about February 28, 2023.

The purpose of the Meeting is to consider and vote on the following matters.

1.

To elect the following individuals to serve on the Board of Trustees of the Trust:

a.

Gregory B. Getts

b.

Paul K. Rode

c.

Michael Young

Shareholders of each Fund, voting separately, must approve each Trustee.

2.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only Shareholders of record at the close of business on February 17, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A Shareholder may revoke a proxy at any time prior to use by filing with the secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

The Funds’ investment adviser and/or the proxy tabulation agent will solicit proxies for the Meeting. The proxy tabulation agent is responsible for printing proxy cards, mailing proxy material to Shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The cost of these services is expected to be approximately $3,000 and will be paid by the Funds’ investment adviser.

In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Trust or the Funds’ investment adviser. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that banks, broker-dealers and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. The Trust has agreed to reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL 1:	ELECTION OF TRUSTEES

In this proposal, Shareholders of the Funds are being asked to elect Gregory B. Getts, Paul K. Rode, and Michael Young (each a “Nominee,” together the “Nominees”) to the Board of Trustees of the Trust.  Each Nominee has agreed to serve on the Board of Trustees for an indefinite term.

Dr. Getts, Mr. Rode, and Mr. Young were nominated for election to the Board by those current Trustees who are not an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as “Independent Trustees”).

The Independent Trustees, at a meeting held on March 28, 2023, recommended to the Board that Dr. Getts, Mr. Rode, and Mr. Young be nominated to the Board of Trustees.  The Board approved the nomination at the same meeting.  If elected, Dr. Getts will be considered an Interested Trustee, and Mr. Rode and Mr. Young will be considered Independent Trustees as that term is defined under the 1940 Act. If Dr. Getts, Mr. Rode, and Mr. Young are elected by Shareholders, it is expected that the existing Trustees will resign following such election.

Information about the Nominees

Below is information about each Nominee and the attributes that qualify each to serve as a trustee.  The information provided below is not all-inclusive. Many trustee attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions.  The Board does not believe any one factor is determinative in assessing a trustee’s qualifications, but that the collective experiences of the Nominees makes each highly qualified.

Generally, the Trust believes that the Nominees are competent to serve because of each’s individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Board believes each Nominee possesses experiences, qualifications, and skills valuable to the Funds.  Each Nominee has substantial business and/or academic experience, effective leadership skills and ability to critically review, evaluate and assess information.

New Interested Trustee Nominee

The Independent Trustees concluded that Dr. Gregory B. Getts should serve as a trustee of the Trust because he has more than 40 years of experience in the mutual funds industry serving in various roles.   He currently serves as a Trustee and President of MSS Series Trust, a position held since 2016. Dr. Getts is the owner/President of Mutual Shareholder Services, LLC (“MSS”), a status held since 1999.  MSS provides transfer agency and accounting services to mutual funds.  Since 2012, Dr. Getts has been the owner of Arbor Court Capital, LLC, which is a mutual fund distributor.  Dr. Getts earned his Master and Ph.D. in operations research from Case Western Reserve University.  Dr. Getts worked in the mutual fund industry since approximately 1980, and has extensive knowledge and expertise in the industry.  He pioneered his way in the industry by writing computer software for transfer agent and accounting services that MSS currently uses in its operations.  Dr. Getts has been published three times in regards to portfolio risk management and planning.  He also developed a PC game for stock and option simulation that was published by Addison-Wesley.  Dr. Getts holds Series 7, 23, 24, 27, and 63 designations. These experiences were favorable factors in determining that Dr. Getts should be elected to the Board.

New Independent Trustee Nominees

The Independent Trustees concluded that Paul K. Rode should serve as a trustee of the Trust. He currently serves as a Trustee for MSS Series Trust, a position held since 2016. Mr. Rode is a 2003 graduate of Wittenberg University with a B.A. in political science, and a 2006 graduate of Cleveland-Marshall College of Law with a J.D.  Mr. Rode was admitted to the State Bar of Ohio in 2006, as well as the Northern District Federal Court of Ohio.  He belongs to the Ohio State Bar Association, and has been employed at Keith D. Weiner & Assoc. Co. L.P.A. since September 2005.  He primarily practices as a litigator and primary brief-writer in the collections department.  Mr. Rode is very knowledgeable and experienced in contract law.  His contract knowledge is valuable as the Trust enters into and renews various service provider contracts annually.  He would also provide great value in the event the Trust finds itself having to enforce or interpret a contract. These experiences were favorable factors in determining that Mr. Rode should be elected to the Board.

The Independent Trustees concluded that Michael Young should serve as a trustee of the Trust. He currently serves as a Trustee for MSS Series Trust, a position held since 2016. Mr. Young is a former Senior Federal Security Director that retired from federal service after 41.5 years and is currently a Practitioner/Consultant for the Department of Homeland Security.  Mr. Young spent 26 years with the United States Secret Service, and worked in investigative and protective divisions, both domestic and foreign.  Mr. Young is a graduate of Temple University with a degree in Industrial Management, where he was a Distinguished Military Graduate and received a Regular Army Commission as a 2nd Lieutenant upon entering Active Duty. He served with the 1st Air Cavalry Division for four years in various assignments to include small unit and reconnaissance operations, Division Counterintelligence Operations Officer and Tactical Intelligence Officer. He is a graduate of the U.S. Army Infantry, Ranger and Airborne Schools along with the Army's Tactical and Counterintelligence Schools at Fort Huachuca.  Mr. Young is very experienced with setting up efficient and technical operations.  His risk management skills will assist the Trust in the continual development of internal controls and processes, as well as asset oversight. These experiences were favorable factors in determining that Mr. Young should be elected to the Board.

The following table provides information regarding the Nominees. Each trustee shall serve as a trustee until termination of the Trust unless the trustee dies, resigns, retires, or is removed.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gregory B. Getts (1957) Interested Trustee Nominee	Current: Owner/President, Mutual Shareholder Services, LLC, since 1999; Owner/President Arbor Court Capital, LLC, since January 2012; Trustee and President of the MSS Series Trust.
Paul K. Rode (1980) Independent Trustee Nominee	Current: Attorney, Keith D. Weiner & Assoc. Co. L.P.A. since September 2005; Trustee of the MSS Series Trust.
Michael Young (1950) Independent Trustee Nominee

Current: November 2013-Present: Consultant/Practitioner for Purdue, Rutgers and Northeastern Universities; Trustee of the MSS Series Trust.

Past: June 2002-November 2013: Senior Federal Security Director for U.S. Department of Homeland Security.

*The address for each Nominee is 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

**As of the date of this Proxy Statement the Trust consists of, and each Nominee would oversee, 3 series.

Trust Officers

The following table provides information regarding the officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years
Daniel A. Morris (1955) President and Treasurer since 1995	Co-Chief Investment Officer and Portfolio Manager, Smithbridge Asset Management, Inc.
John R. Giles (1958) Secretary since 2005	Director Marketing, Smithbridge Asset Management
Brandon Pokersnik (1978) Chief Compliance Officer since 2021	N/A

*The address for each officer is 15 Chester Commons, Malvern, PA 19355.

**As of the date of this Proxy Statement the Trust consists of, and each officer oversees, 3 series.

Equity Securities Owned by Nominees

The following table shows the dollar range of the shares beneficially owned by each Nominee as of February17, 2023.

Trustee/Nominee	Dollar Range of the Funds’* Shares
Gregory B. Getts	None
Paul K. Rode	None
Michael Young	None

* The “Funds” refer to all active Funds in the Trust as of February 17, 2023.

Trustee Compensation

The following table details the amount of compensation received by each existing Independent Trustee for the fiscal year ended December 31, 2022.  The Board held four meetings during fiscal year ended December 31, 2022. All of the Trustees attended the Board meetings.

Dr. Getts, Mr. Rode, and Mr. Young were not Trustees during the fiscal year ended December 31, 2022, so they did not receive any compensation from the Trust, and they did not attend any Board meetings as Trustees.  The Trust does not have a bonus, profit sharing, pension, or retirement plan.

Name and Position	Aggregate Compensation from the Funds*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust
James McFadden, Independent Trustee		$ 0	$ 0
John McGinn, Independent Trustee		$ 0	$ 0
Fred Myers, Independent Trustee		$ 0	$ 0
Edward Szkudlapski, Independent Trustee		$ 0	$ 0
Daniel A. Morris, Interested Trustee		$ 0	$ 0

* The “Funds” refer to all active Funds in the Trust as of February 17, 2023.

Leadership Structure, Risk Management and Committees

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee as described below:

•

The Audit Committee consists of Jim McFadden, Fred Myers, and Edward Szkudlapski. Upon approval of this proxy or shortly thereafter, Mr. Rode and Mr. Young will join the Audit Committee. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board. The Audit Committee met one time during the fiscal year ended December 31, 2022.

The Audit Committee reviews reports provided by administrative service providers, legal counsel and independent accountants. The Audit Committee reports directly to the full Board.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

PROPOSAL 2:	TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

The proxy holders have no present intention of bringing any other matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date. The Board of Trustees has fixed the close of business on February 17, 2023 (the “Record Date”) as the record date for the determination of Shareholders of each Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were shares of beneficial interest of the Funds issued and outstanding as follows.

Fund	Shares Outstanding as of February 17, 2023
Manor Fund	260,025.175
Growth Fund	405,145.797
Bond Fund	145, 071.460

Quorum and Required Vote. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the outstanding shares of each Fund is necessary to constitute a quorum at the Meeting (although any lesser number shall be sufficient for adjournments). Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present at the Meeting but sufficient votes to approve a proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment.

If a quorum (more than 50% of the outstanding shares of each Fund) is present at the Meeting, the affirmative vote of a plurality of the outstanding shares of a Fund will result in the approval of Proposal 1 with respect to that Fund. Under this plurality system, vacant trustee positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled.

Shares as to which a proxy card is returned by a Shareholder but which is marked “abstain” or “withhold” on the Proposal will be included in the Funds’ tabulation of the total number of votes present for purposes of determining a quorum and will be treated as votes against the Proposal. “Broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will not be treated as present for purposes of determining a quorum or as votes cast. Under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a Shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a Shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting). The NYSE does not consider Proposal 1 to be voted upon at the Meeting to be a non-routine matter that affects substantially a Shareholder’s rights or privileges. Consequently, brokers holding shares of the Funds on behalf of clients may vote on Proposal 1 absent instructions from the beneficial owners of the shares.

The Trustees of the Trust intend to vote all of their shares in favor of the proposals described herein. On the Record Date, all Trustees and officers of the Trust as a group owned of record or beneficially 20% of the outstanding shares of the Funds.

5% Shareholders. As of the Record Date, the following Shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Funds. No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Funds on the Record Date.

Fund	Name and Address	% Ownership (Record)
Manor Fund	David and Christine Kahn 732 Thornington Drive Roswell, GA 30075	11.72%
	John Makara 5880 Timothy Drive Narvon, PA 17555	5.70%
Growth Fund	David and Christine Kahn 732 Thornington Drive Roswell, GA 30075	14.14%
	Anne Morris 304 Albermarle Grove West Chester, PA 19380	5.34%
	Marguerite M. McFadden 305 Lipizzaner Way Downingtown, PA 19335	5.16%
Bond Fund	Daniel A. Morris 304 Albermarle Grove West Chester, PA 19380	13.39%
	Zogg Family Trust 736 Village Avenue Collegeville, PA 19426	12.39%
	Vivian Nelson 18 Blackthorne Lane, Aston, PA 19014	7.32%
	Anne H. Morris 304 Albermarle Grove West Chester, PA 19380	6.31%
	Margaret M. McConville 443 Quarry Lane Sebastian, FL 32958	5.64%
	Susan Zogg Kusma 736 Village Avenue Collegeville, PA 19426	5.35%

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUND

Trust and Fund. The address of the Trust and the Funds is 15 Chester Commons, Malvern, PA 19355.

Investment Adviser.   Smithbridge Asset Management, Inc., located at 6 Hillman Drive, Chadds Ford, PA 19317, a Delaware corporation, acts as the investment advisor to the Funds.

Principal Underwriter. Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland ME 04101, serves as the principal underwriter and distributor to each of the Funds.

Transfer Agent, Accounting, and Administration. Mutual Shareholder Services, LLC, with principal offices located at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, provides each of the Funds with transfer agent, accounting, and administrative services.

Custodian. US Bancorp, located at 1555 North RiverCenter Drive, Suite 300, Milwaukee, WI 53212, serves as the custodian for the Funds.

Independent Registered Public Accounting Firm. Sanville & Company, located at 1514 Old York Road, Abington, PA 19001, is the independent registered public accounting firm for the Funds.

Annual and Semiannual Reports.  Each Fund will furnish, without charge, a copy of its most recent Annual Report and most recent Semi-Annual Report succeeding such Annual Report, if any, upon request.

OTHER MATTERS

Shareholder Proposals. As a Delaware statutory trust, the Trust does not intend to, and is not required to hold annual meetings of Shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for Shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of Shareholder communications to the Board of Trustees. The Trust has not received any Shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, Shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a Shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of Shareholders of the Funds are not required unless there is a particular requirement under the Investment Company Act that must be met by convening such a Shareholder meeting. Any Shareholder proposal should be sent to Manor Investment Funds, Attn: John R. Giles, Secretary, 15 Chester Commons, Malvern, PA 19355.

Shareholder Communications with Trustees. Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Fund at the offices of the Trust as set forth below. All communications will be forwarded directly to the Board or the individual Trustee.

Shareholders also have an opportunity to communicate with the Board at the Shareholder meetings. The Trust does not have a policy requiring Trustees to attend Shareholder meetings.

Proxy Delivery. The Trust may only send one proxy statement to Shareholders who share the same address unless the Trust has received different instructions from one or more of the Shareholders. The Trust will deliver promptly to a Shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this Proxy was delivered. To request a copy of the proxy statement at no charge, call the Trust at 800-663-4851, or write the Trust at Manor Investment Funds c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

By Order of the Board of Trustees,

John R. Giles
Secretary

Date: February 28, 2023

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on your proxy card.

  PROXY

  PROXY

MANOR INVESTMENT FUNDS

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 28, 2023

15 CHESTER COMMONS, MALVERN PA 19355

[INSERT FUND NAME HERE]

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the above-mentioned Fund (the “Fund”) hereby appoints Daniel Morris and John Giles, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on March 28, 2023 at 10:00 a.m., Eastern Time, at 15 Chester Commons, Malvern PA 19355, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” EACH NOMINEE SET FORTH ON THE REVERSE.

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

            INSTRUCTIONS:       To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold.

1.

To elect three Trustees to the Board of Trustees of the Trust

   ☐ FOR ALL NOMINEES          ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES       ☐ FOR ALL EXCEPT

Nominees:

☐

Gregory B. Getts

☐

Paul K. Rode

☐

Michael Young

2.

To transact such other business as may properly come before the Meeting.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MANOR INVESTMENT FUNDS

 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2023

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: WWW.MANORFUNDS.COM

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card.  When shares are held by joint owners/tenants, at least one holder should sign.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.    By Phone: Call 800-663-4851]to vote with a live proxy services representative.  Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 7:00 PM (ET).

OR

2.   By Internet: Refer to your proxy card for the control number and go to: www.manorfunds.com and follow the simple on-screen instructions.

OR

3.   By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on

March 28, 2023.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE BELOW TRUSTEE NOMINEES